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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 23, 2001 incorporated by reference in Merck & Co., Inc.'s Form 10K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.

                                                         /s/ Arthur Andersen LLP

New York, New York                                           ARTHUR ANDERSEN LLP

June 12, 2001